EVENTIDE MULTI-ASSET INCOME FUND

ETAMX Class A Shares                                    ETCMX Class C Shares

ETNMX Class N Shares                                    ETIMX Class I Shares

a series of Mutual Fund Series Trust (the “Fund”)

December 30, 2015

The information in this Supplement amends certain information contained in the Summary Prospectus and Prospectus for the Fund, each dated November 1, 2015, and should be read in conjunction with such Summary Prospectus and Prospectus.

The fifth sentence of the second paragraph under the sections of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary/Eventide Multi-Asset Income Fund - Principal Investment Strategies” and Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies” is replaced in its entirety with the following:

The Fund may invest in bonds of any maturity and, under normal market conditions, the bonds held in the Fund’s portfolio are expected to have an average duration of between two and eight years. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds).

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.